                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
                                  June 5, 2001


                           Corniche Group Incorporated
             (Exact name of registrant as specified in its charter)


            Delaware                       0-10909                  22-2343568
(State of other jurisdiction of    (Commission file number)     (I.R.S. Employer
incorporation or organization)       Identification No.)


                   610 South Industrial Boulevard, Suite 220
                              Euless, Texas               76040
              (Address of Principal executive offices) (Zip Code)

              Registrant's telephone number, including area code:
                                  817-283-4250

ITEM 5.  Other Events.

         On June 5, 2001, Corniche Group Incorporated (the "Company") announced that John L. King, its Vice President and Chief Financial Officer, has resigned effective June 30, 2001, to pursue other interests with his consulting business.

         The Company also announced that Robert H. Hutchins, its President, has retired, effective December 31, 2000. Mr. Hutchins has been retained as a consultant. Mr. Hutchins will continue as a member of the Company's Board of Directors.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed in its behalf by the undersigned thereunto duly authorized.

        Dated: June 5, 2001          CORNICHE GROUP INCORPORATED
                                     By:  /s/ Robert F. Benoit
                                        ---------------------------------------
                                              Robert F. Benoit,
                                              Chief Executive Officer